ADVISORS DISCIPLINED TRUST 1454

                          SUPPLEMENT TO THE PROSPECTUS

     The "Termination date" under "Investment Summary--Essential Information" should have been shown as September 26, 2016. Notwithstanding anything to the contrary in the prospectus, the "Termination date" for the trust is September 26, 2016.

     Supplement Dated:  July 15, 2015
















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